Shareholder Proxy Services
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                                                              September 15, 2009

                                IMPORTANT MATTER

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Re:  Pioneer Floating Rate Trust (NYSE: PHD)
     Cusip: 72369J102


Dear Shareholder:

Our firm has been retained by Pioneer Floating Rate Trust to contact you regarding your investment in common shares of the Trust, as of record date July 9, 2009. We have attempted to contact you, but have yet to be successful.

Please contact us immediately at 1-800-232-1064 between the hours of 9:00 a.m. and 11:00 p.m., Eastern Standard Time.

Thank you in advance for your assistance with this matter.


Sincerely,



Fred Bonnell
Investor Relations Supervisor
Shareholder Services
The Altman Group

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